Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, Kevin S. Herrmann, Chief Financial Officer of Ballantyne Strong, Inc. (the “Company”), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010 (the “Report”).

The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 14th day of May, 2010.

/s/ KEVIN S. HERRMANN
Kevin S. Herrmann
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Ballantyne Strong, Inc. and will be retained by Ballantyne Strong, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.